CONVERTIBLE PROMISSORY NOTES (Tables)	6 Months Ended
Jun. 30, 2021
Convertible promissory notes
	Promissory Note	Convertible Promissory Note - Liability Component	Derivative Liability	Deferred Derivative Loss (Increase)	Total
	$	$	$	$	$
Balance December 31, 2020	11,904	91,721	1,610,858	(280,637)	1,433,846

Proceeds net of transaction costs	-	6,228	917,137	(672,005)	251,360
Conversions	-	(95,762)	(1,251,586)	-	(1,347,348)
Fair value change	-	2,151	(929,872)	509,766	(417,955)
Interest expense	-	18,259	-	-	18,259
Accretion expense	-	68,428	-	-	68,428
Foreign exchange (gain) loss	(166)	(2,151)	-	-	(2,317)

Balance March 31, 2021	11,738	88,874	346,537	(442,876)	4,273